                                                                 Exhibit 10.1.3

                                                                CONFORMED COPY

                     AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 15, 1999, amending the Credit Agreement dated as of April 7, 1994 and amended and restated as of January 29, 1998, as amended by Waiver and Amendment No. 1 dated as of December 16, 1998 (the "CREDIT AGREEMENT"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to increase pricing, permit the acquisition and disposition of certain assets, modify the financial covenants, and make certain related changes, all as more fully set forth below, and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date hereof, refer to the Credit Agreement as amended and restated hereby.

     SECTION 2. SECTION 1.01. Section 1.01 of the Credit Agreement is amended by

     (a) adding in the appropriate alphabetical order the following definitions:

     "AEP ASSETS" shall mean the assets relating to the oriented polypropylene films business of AEP Industries Inc. ("AEP") purchased pursuant to the Asset Purchase Agreement dated as of March 4, 1999 between the Company and AEP.

     "APPLICABLE LEVERAGE RATIO" shall mean, for any day, the ratio, as at the end of the most recently ended fiscal quarter of the Company for which the Company has delivered to the Administrative Agent and the Lenders the Financial statements required to be delivered by the Company pursuant to
Section 9.01(a) or 9.01(b), as the case may be, of Funded Indebtedness as at the end of the four fiscal quarters then ended to Cash Flow for such four fiscal quarters; PROVIDED that if the Company shall not have timely delivered any such financial statements, and the Majority Lenders shall not have agreed otherwise, the Applicable Leverage Ratio for each day from and including the day on which such financial statements are required to be delivered to but excluding the day on which such financial statements are delivered shall be deemed to be greater than 5.75:1.

     "TENTER I PLANT ASSETS" shall mean the three 5.5 meter OPP lines and slitters, 5.5 meter fully automated tobacco slitter, reclaim unit, in-line blending and multiple secondary slitters currently operated at the Plant located in Terre Haute, Indiana.

     (b) amending the definition of "Applicable Margin" to read in its entirety as follows:

          "APPLICABLE MARGIN" shall mean, for any day, with respect to any Base Rate Loan or Eurodollar Loan, or with respect to any letter of credit fee payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Base Rate Margin", "Eurodollar Margin" or "Letter of Credit Fee Rate", as the case may be, based upon the Applicable Leverage Ratio on such day:


===============================================================================
||                                | BASE RATE | EURODOLLAR | LETTER OF CREDIT||
|| APPLICABLE LEVERAGE RATIO:     |  MARGIN   |   MARGIN   |     FEE RATE    ||
||                                |           |            |                 ||
||---------------------------------------------------------------------------||
||        < or = 5.00 TO 1        |   1.25%   |   2.50%    |       2.50%     ||
||---------------------------------------------------------------------------||
||> 5.00 TO 1 AND < OR = 5.75 TO 1|   1.50%   |   2.75%    |       2.75%     ||
||---------------------------------------------------------------------------||
||           > 5.75 TO 1          |   1.75%   |   3.00%    |       3.00%     ||
===============================================================================

     (c) amending the definition of "Available PP&E Amount" to add the following clause before the period at the end thereof:

          ; it being agreed that as of March 15, 1999 the Available PP&E Amount is $35,000,000

     (d) amending clause (y) of the proviso to the definition of "Borrowing Base" to read in its entirety as follows:

          (y) the amount determined pursuant to clause (iii) shall at no time exceed $35,000,000.

and

     (e) amending the definition of "Cash Flow" to add the following sentence at the end thereof:

          For purposes of the definition of "Applicable Margin" and Sections
          9.10 and 9.11, Cash Flow shall be calculated without giving effect to the $2,905,000 in shutdown costs recorded in the fiscal quarter of the Company ended December 31, 1998.

     SECTION 3. SECTION 2.04(b). Section 2.04(b)(i) of the Credit Agreement is amended by replacing the words "rate of 2.50% per annum" with the words "Applicable Margin".

     SECTION 4. SECTION 8.15. Section 8.15 of the Credit Agreement is amended by replacing the word "July" with the word "October".

     SECTION 5. SECTION 9.01(e). Section 9.01(e)(ii) of the Credit Agreement is amended by adding after the words "orderly liquidation value" the words "in place".

     SECTION 6. SECTION 9.09. Section 9.09 of the Credit Agreement is amended by replacing the number "$90,000,000" with the number "$85,000,000".

     SECTION 7. SECTION 9.10. The chart set forth in Section 9.10 of the Credit Agreement is amended to read as follows for all periods beginning on or after January 1, 1999:


      PERIOD                                               RATIO

      January 1, 1999 through December 31, 1999            1.50:1

      January 1, 2000 through March 31, 2000               1.75:1

      April 1, 2000 through September 30, 2000             2.00:1

      October 1, 2000 through March 31, 2001               2.25:1

      April 1, 2001 and thereafter                         2.50:1

     SECTION 8. SECTION 9.11. The chart set forth in Section 9.11 of the Credit Agreement is amended to read as follows for all periods beginning on or after January 1, 1999:


     PERIOD                                                RATIO

     January 1, 1999 through September 30, 1999            6.00:1

     October 1, 1999 through March 31, 1999                5.50:1

     April 1, 2000 through September 30, 2000              5.00:1

     October 1, 2000 through March 31, 2001                4.00:1

     April 1, 2001 through September 30, 2001              3.50:1

     October 1, 2001 and thereafter                        3.25:1

     SECTION 9. SECTION 9.12. Section 9.12 of the Credit Agreement is amended by

     (a) amending clause (v) to insert after the word "Company" on the first line thereof the phrase "(or, in the case of the AEP Assets, by Applied Extrusion Technologies (Canada), Inc.)", and to replace the number "$30,000,000" with the following:

          the sum of $30,000,000 and the amount paid to purchase the AEP
          Assets

     (b) amending the proviso to clause (vii) to read in its entirety as follows:

          PROVIDED that such cash proceeds, taken together with all other cash proceeds received for assets disposed of pursuant to this clause (vi), and net of the amount of such proceeds used to replace the assets disposed of, shall not exceed $10,000,000 in the aggregate; and

and

     (c) amending clause (viii) to add after the words "Salem, Massachusetts" the following:

          , of the Tenter I Plant Assets

and to delete the words "in clause (vii)(y) above and".

     SECTION 10. SECTION 9.14. Section 9.14 of the Credit Agreement is amended by deleting the word "and" at the end of clause (v) and adding before the period at the end of the Section the following:

          ; and (vi) Investments in Applied Extrusion Technologies
          (Canada), Inc. consisting of (x) either the cash required to purchase the AEP Assets or the contribution of AEP Assets and (y) the cash required to move AEP Assets

     SECTION 11. SECTION 9.18. Section 9.18 of the Credit Agreement is amended to add after clause (ii) the following paragraph:

     In addition to the Capital Expenditures permitted above, the Company or Applied Extrusion Technologies (Canada), Inc. may purchase the AEP Assets and incur up to $10,000,000 in Capital Expenditures to move AEP Assets to one or more Plants.

     SECTION 12. EXHIBIT C. Exhibit C to the Credit Agreement is amended to read in its entirety as set forth in the attached Exhibit C.

     SECTION 13. REPRESENTATIONS OF COMPANY. The Company represents and warrants that after giving effect to the foregoing provisions of this Amended and Restated Credit Agreement (i) the representations and warranties of the Company and its subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

     SECTION 14. GOVERNING LAW. THIS AMENDED AND RESTATED CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 15. COUNTERPARTS. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 16. EFFECTIVENESS. This Amended and Restated Credit Agreement shall become effective, and the Credit Agreement shall have been restated to read as set forth in the Credit Agreement with the amendments specified herein, as of the date hereof on the date (the "EFFECTIVE DATE") when the

Administrative Agent shall have received (i) from the Company for the account of each Lender, an amendment fee equal to 0.25% of such Lender's pro rata share of the aggregate amount of Loans, Letter of Credit Liabilities and unused Commitments on such date, and (ii) from each of the Company and the Majority confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                       APPLIED EXTRUSION
                                        TECHNOLOGIES, INC.


                                       By: /s/ Thomas E. Williams
                                           -----------------------------------
                                           Name:  Thomas E. Williams
                                           Title: Chairman and Chief Executive
                                                  Officer

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ Mary Elisabeth Swerz
                                           -----------------------------------
                                           Name:  Mary Elisabeth Swerz
                                           Title: Vice President

                                       LASALLE BUSINESS CREDIT, INC.


                                       By: /s/ John Baier
                                           -----------------------------------
                                           Name:  John Baier
                                           Title: Vice President

                                       FLEET NATIONAL BANK


                                       By: /s/ H. Ellery Perkinson
                                           -----------------------------------
                                           Name:  H. Ellery Perkinson
                                           Title: Vice President

                                       PNC BANK, N.A.


                                       By: /s/ Craig T. Sheetz
                                           -----------------------------------
                                           Name:  Craig T. Sheetz
                                           Title: Vice-President

                                       FIRST UNION NATIONAL BANK


                                       By: /s/ John T. Trainor
                                           -----------------------------------
                                           Name:  John T. Trainor
                                           Title: Vice President

                                                                     EXHIBIT C


                          BORROWING BASE CERTIFICATE


     Reference is made to the Credit Agreement dated as of April 7, 1994 and amended and restated as of January 29, 1998 (as modified and supplemented and en effect from time to time, the "Credit Agreement") among Applied Extrusion Technologies, Inc., a Delaware corporation (the "Company"), the leaders named therein and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein.

     Pursuant to Section 9.01(c) of the Credit Agreement, the undersigned, through an authorized officer of the Company, hereby certifies that, to the best of its knowledge, attached hereto as Annex 1 is, in all material respects, a true and accurate calculation of the Borrowing Base as at the monthly accounting period ended ____________, ____ determined in accordance with the requirements of the Credit Agreement, together with an inventory schedule and a summary by client of aging of receivables.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the __ day of ____________, ____.


                                  Applied Extrusion Technologies, Inc.

                                  ____________________________________
                                  By:
                                  Title:

                                                                       ANNEX 1

                          Borrowing Base Certificate
                          (all numbers in thousands
                          unless otherwise indicated)


******************************************************************************

Gross Receivables -- beginning balance
period ended ____________, 199_                                     __________
Rebates, credits and offsets                                        __________
Commissions payable to third parties                                __________
Net Receivables -- beginning balance
period ended ____________, 199_                                     __________

Plus: total sales for period                                        __________
Less: total cash receipts for period                                __________
      total credits for period
       (returns and allowances)                                     __________
      total increase (decrease) in
       offsets for period                                           __________
      total other adjustments
       for period (+/-) (details
       attached) including rebates
       and credits                                                  __________

Net Receivables -- ending balance
 period ended ____________, 199_

Less: ineligible Receivables at period end
       (determined pursuant to definition
       of Eligible Receivables in Credit
       Agreement, without duplication):

Receivables due more than 60 days from
 invoice date                                                       __________

Receivables due from an account debtor whose
principal place of business is located outside
the United States of America and Canada                             __________

Receivables due from (i) an Affiliate
 of the Company or (ii) bankrupt or
 insolvent account debtors or account debtors
 with unsatisfactory credit standing (as
 determined by the Majority Lenders)                                __________

Receivables remaining unpaid over 60
 days from original due date                                        __________

Receivables from account debtors if more than
 50% of all REceivables from such account
 debtor are otherwise excluded as Eligible
 Receivables                                                        __________

Receivables subject to dispute                                      __________

Receivables due from any account debtor
 that is the United States of America or
 any department, or instrumentality thereof,
 unless the Federal Assignment of Claims Act
 has been compiled with                                             __________

Receivables (i) evidenced by instruments
 not in the possession of the Administrative
 Agent or (ii) in which the Administrative
 Agent does not have a perfected
 first priority security interest                                   __________

Receivables from any account debtor to
 the extent they exceed 20% of the
 aggregate of all Receivables, except
 as otherwise provided in Schedule IV                               __________

Total Ineligible Receivables                                        __________

Total Eligible Receivables                                          __________

******************************************************************************

Inventory at lower of cost or market
 (using average cost)
 owned by the Company and located
 in a jurisdiction in the United States
 and Canada covered by appropriate filings:                         __________

Beginning period Inventory balance
____________, 199_

Ending period Inventory balance
____________, 199_                                                  __________

Less: ineligible Inventory at period end
      determined pursuant to definition
      of Eligible Inventory in Credit
      Agreement):                                                   __________

Total Eligible Inventory                                            __________

******************************************************************************

[Total Eligible Machinery and Equipment
 (Machinery and equipment
 as most recently determined by
 Appraisers pursuant to Section 9.01(e)(ii)
 of the Credit Agreement owned by the
 Company or any Subsidiary Guarantor
 and located in the United States or
 Quebec covered by appropriate
 filings)                                                           __________

Total Eligible Real Property
 (Real Property as most recently determined
 by Appraisers pursuant to Section 9.01(e)(ii)
 of the Credit Agreement owned by
 the Company or any Subsidiary Guarantor
 and located in the United States or
 Quebec with appropriate surveys,
 title reports, and filings and
 recordings)                                                        __________

******************************************************************************

25% of Eligible Machinery and Equipment                             __________

Plus: 25% of Eligible Real Property                                 __________

Available PP&E Amount                                             $35,000,000*

____________________________

        *Use $35,000,000 unless a lower value is required based upon a valuation report requested pursuant to Section 9.01(e)(ii), in which case bracketed text should be included.

******************************************************************************
Borrowing Base:

85% of Eligible Receivables                                         __________

Plus: 50% of Eligible Inventory
       (not in access of 50% of the
       Borrowing Base)                                              __________

Plus: Available PP&E Amount
       (not in excess of $35,000,000)                               __________

Borrowing Base:                                                     __________

******************************************************************************

Loans Balance
 Period beginning ____________, 199_                                __________
       advances for period                                          __________
       reductions for period                                        __________
       other adjustments (+/-)                                      __________
Loans Balance
 Period ending ___________, 199_                                    __________

Total outstandings                                                  __________

Availability (overadvance)                                          __________

******************************************************************************

                              INVENTORY SCHEDULE


******************************************************************************


                                          Unit
                                          Cost
                             Quantity     Cents/
                             Units        Unit       Value     Eligible
                             --------     ------     -----     --------

Finished Product
Inventory
----------------

Location/Product

Total fin. prod. inv.

Raw Material Inventory
----------------------

Location/product

Total raw materials inv.



All inventory set forth above was produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

                   Summary By Client of Aging of Receivables

                                  [attached]